Exhibit 10.1

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. 2 to the

Respiratory Diseases Research Collaboration and License Agreement

This Amendment No. 2 to the Respiratory Diseases Research Collaboration and License Agreement (this “Amendment No. 2”), effective as of April 9, 2014 (the “Amendment No. 2 Effective Date”), is made by and between Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford, Middlesex, TW8 9GS, England (“GSK”), and Five Prime Therapeutics, Inc., a Delaware corporation having a place of business at Two Corporate Drive, South San Francisco, CA 94080 (“FivePrime”).

Recitals:

WHEREAS, FivePrime and GSK are parties to the Respiratory Diseases Research Collaboration and License Agreement, effective April 11, 2012, as amended effective August 9, 2012 (as amended, the “Collaboration Agreement”), under which GSK and FivePrime entered into a research collaboration to use FivePrime’s proprietary technology to identify and advance targets involved in respiratory diseases;

WHEREAS, pursuant to Section 13.7 of the Collaboration Agreement, the Collaboration Agreement may be amended only by a written instrument duly executed by authorized representatives of both GSK and FivePrime; and

WHEREAS, GSK and FivePrime desire to amend the Collaboration Agreement as set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Amendment No. 2, the receipt and sufficiency of which are hereby acknowledged, FivePrime and GSK hereby agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment No. 2 and not defined herein shall have the respective meanings set forth in the Collaboration Agreement.

2. Expansion of Research Program to Include Additional Screening Assays. Section 3.2.2 of the Collaboration Agreement is hereby amended to add the following sentences to the end of such Section 3.2.2:

“In accordance with Section 2.2.2, to the extent that the Parties mutually agree that an un-performed Screening Assay(s) would not be scientifically feasible to perform, then the JSC may agree to modify the Research Plan to substitute any un-performed Screening Assay, including any additional Screening Assay elected pursuant to this Section 3.2.2 (other than a Terminated Assay). Further, GSK may, at any time within six (6) months following the date of its delivery to FivePrime of an Expansion Notice with respect to an additional Screening Assay pursuant to this Section 3.2.2, terminate the conduct of all activities under the Research Plan with respect to such additional Screening Assay (each such terminated Screening Assay, a “Terminated Assay”) by providing FivePrime written notice of such termination (a “Termination Notice”). Promptly following its receipt of a Termination Notice, FivePrime shall cease all activities with respect to the Terminated Assay, and the Parties shall negotiate in good faith an amendment of the Research Plan to remove all activities with respect to the conduct of such Terminated Assay; provided that such amendment shall be solely for the purpose of removing from the Research Plan the activities with respect to the conduct of such Terminated Assay and shall not include any reduction to the payments GSK is or would be obligated to make to FivePrime pursuant to the terms of this Agreement, save as set out in Section 6.2.2.”

3. Research Program Funding for Additional Assays. Section 6.2.2 of the Collaboration Agreement is hereby amended and restated in its entirety, to read as follows:

“6.2.2 Research Program Funding for Additional Assays. In consideration for FivePrime’s performance of any additional Screening Assays GSK elects to include in the Research Program pursuant to Section 3.2.2, GSK shall pay to FivePrime (a) *** for each such Screening Assay that is a ***; and (b) one million dollars ($1,000,000) for each such Screening Assay that is a ***. Such payment(s) shall be made in eight equal installment payments after the date on which GSK delivers the relevant Expansion Notice, as follows: (i) promptly after receipt of an Expansion Notice FivePrime shall Invoice GSK, and GSK shall pay to FivePrime within *** days following receipt of such Invoice by GSK, the first installment payment and (ii) thereafter GSK shall pay to FivePrime the remaining seven installment payments on a Calendar Quarter basis. It is the intent of the Parties that GSK will pay each installment payment under this Section 6.2.2, other than the first installment payment, on the first day of each Calendar Quarter starting with the first (1st) Calendar Quarter after the date on which GSK delivered the relevant Expansion Notice to FivePrime and that FivePrime may, accordingly, Invoice GSK for each such quarterly payment *** days in advance of the start of a Calendar Quarter; provided, however, that GSK shall have no obligation to pay any such Invoiced amounts in less than *** days following receipt of such Invoice. Notwithstanding the foregoing, if GSK shall deliver a Termination Notice with respect to any additional Screening Assay, GSK shall have no obligation to pay any additional installment payment that becomes due with respect to such additional Screening Assay after the date such Screening Assay becomes a Terminated Assay. For clarity, the maximum amount GSK may be required to pay under this Section 6.2.2 shall be ***, in the event that GSK elects to expand the Research Program to include *** and neither of such *** becomes a Terminated Assay.”

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. Research Program Funding for Substituted Screening Assays. A new Section 6.2.2.A shall be inserted into the Collaboration Agreement to read as follows:

“6.2.2.A Research Program Funding for Substituted Screening Assays. In the event that a *** is substituted for an alternative *** pursuant to Section 2.2.2, then from the date on which the JSC agrees that the *** shall be substituted, the payments remaining from GSK after the date of such substitution in respect of such substituted *** shall be reduced to the amount that GSK would have paid to FivePrime if such *** had been originally selected by GSK (and no adjustment or reimbursement shall be made in respect of payments already made by GSK). The Parties acknowledge that (i) there would be no change to the payments in the event of a substitution from one *** to an alternative ***; and (ii) a substitution from a *** to a *** does not fall within the remit of the JSC pursuant to Section 2.2.2, and any such substitution would require the written agreement of the Parties.”

5. Miscellaneous Provisions; Incorporation by Reference.

5.1. GSK Registered Office. The Parties acknowledge and agree that GSK’s registered office (but not its address for notice purposes under Section 13.4 of the Collaboration Agreement) has changed to 980 Great West Road, Brentford, Middlesex, TW8 9GS, United Kingdom. Section 13.4 of the Collaboration Agreement remains unchanged.

5.2. Entire Agreement. The Collaboration Agreement as amended by this Amendment No. 2 constitutes the entire understanding of GSK and FivePrime with respect to the subject matter thereof and supersedes and cancels all other previous express or implied agreements.

5.3. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Delaware without reference to any rules of conflict of laws.

5.4. Counterparts. This Amendment No. 2 may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 2 may be executed by facsimile or electronic signatures, which signatures shall have the same force and effect as original signatures.

5.5. Modification. This Amendment may not be modified or amended in any way unless done so in accordance with Section 13.7 of the Collaboration Agreement.

5.6. Full Force and Effect of Collaboration Agreement. This Amendment No. 2 is effective as of the Amendment No. 2 Effective Date. Except as expressly set forth in this Amendment No. 2, the Collaboration Agreement shall remain in full force and effect except that reference to the “Agreement” or words of like import in the Collaboration Agreement will mean and will be a reference to the Collaboration Agreement as amended by this Amendment No. 2.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, FivePrime and GSK have executed this Amendment No. 2 as of the Amendment No. 2 Effective Date.

Glaxo Group Limited		Five Prime Therapeutics, Inc.

BY:	/s/ Olaf Ulrich	BY:	/s/ Lewis T. Williams
	Name: Olaf Ulrich Title: Alliance Director		Name: Lewis T. Williams Title: President and Chief Executive Officer

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***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.